Exhibit 10.6

Working capital loan contract

No. : 23320250102

Borrower: Beijing Hexian Lian jing Technology Co., LTD

Unified social credit code: 91110108MA7KNAB27F

Legal representative / person in charge : Xiao Tian hang

Address : A-02, Floor 4, No.89, Xisan huan North Road, Haidian Distr ict, Beijing

Postcode:100048

Financial institutions and account number: Bank of China Limited, Beijing Taoranting

Sub-branch / 348073855404

Tel : 010-88582234 Fax :

Lender: Bank of China Limited Beijing Xuanwu branch

Legal representative / responsible person: Zhang Haitao

Address : No.1, South Xinhua Street, Xicheng District, Beijing Postcode : 100052

Tel. : 010-63916058. Fax : 010-63916057

The borrower and the lender shall, through equal consultation, reach an agreement on the issuance of working capital loans to the borrower and make special orders this contract.

Article 1. Amount of the loan

Currency: people currency

Loan amount: (in words) RMB five million yuan only;

(In figures) RMB 5,000,000.00.

Article 2 Term of the loan

Loan term:12 months from the actual withdrawal date ; if installment withdrawal, from the first actual withdrawal date.

The borrower shall withdraw the payment in strict accordance with the agreed withdrawal time. If the actual withdrawal date is later than the agreed withdrawal time, the borrower shall still repay the payment in accordance with the repayment time agreed herein.

Article 3 Purpose of the loan

Loan purpose: to pay for the purchase payment and the service fee Without the written consent of the lender, the borrower shall not change the borrowing purposes, including but not limited to the borrower shall not be used for fixed assets, equity investment, shall not be used for any laws, regulations, regulations, the state of the production and management areas and purposes, shall not be used for lending or buy other financial products arbitrage, shall not be used for illegal new local government recessive debt, and prohibited to bank loans for other purposes.

Article 4 Interest rate and settlement of loan interest

The Lender shall express to the borrower the annual interest rate of loan under the Contract through the Notice of Annual Interest Rate of Loan attached to this Contract. If the annual interest rate of loan under the Contract is only calculated according to the interest rate stated in Paragraph 1 of this Article, the foregoing Notice of Annual Interest Rate of Loan shall not apply.

1. Loan interest rate

The borrowing rate (annualized interest rate, RMB loan is single interest) is the following (2) Species:

(1) Fixed interest rate, with / % annual interest rate. The contract interest rate remains unchanged during the loan term.

(2)Floating interest rate, with the actual withdrawal date (if the case withdrawal) as the first actual withdrawal date, and a floating cycle every 12 months. The repricing date is the first day of the next floating cycle, the corresponding date of the month and no corresponding date is the last day of the month; if the floating cycle is daily, the repricing date is the date of the next floating cycle.

For each withdrawal:

Floating interest rate for RMB borrowing

A. The interest rate of the fir st period (from the date of actual withdrawal to the date of expiration of this floating cycle) shall be one before the date of actual withdrawal.On working days, the national Inter-bank Lending Center recently announced the one-year loan market quotation rate reduced by 105 basis point;

B. On the repricing date, together with other tranches of withdrawals, it will be repriced at 105 basis points less than the last quoted 1-year loan market rate published by the National Interbank Lending Center as of one business day prior to the repricing date, as the applicable interest rate for the floating cycle.

2. Interest calculation

(1) The floating interest rate of RMB loan in paragraph 1 (2) of this article:

The interest shall be calculated from the actual date of the borrower and the actual amount and the days used.

Interest calculation formula : interest = actual days of principal daily interest rate.

The calculation base of daily interest rate is 360 days a year, and the conversion formula is: daily interest rate = annual interest rate / 360.

3. interest settlement way

The Borrower shall follow the following below (1) Interest settlement by any way:

(1) The interest rate is settled quarterly. The 20th day of the end of the quarter is the settlement date and the 21st day is the payment date.

(2) The interest is settled monthly, the 20th day of each month is the interest settlement date, and the 21st day is the interest payment date. If the last repayment date of the loan principal is not the payment date, the last payment date of the loan principal is the payment date, The borrower shall pay all the interest payable.

4. penalty interest

(1) If the loan is overdue or the use agreed in the contract, the penalty interest shall be collected according to the penalty interest rate agreed in this paragraph until the principal and interest are paid off. For both overdue and misappropriated loans, the penalty interest shall be calculated according to the higher penalty interest rate.

(2) For the interest and penalty interest that the borrower cannot pay on time, this payment shall be made in the form of interest settlement as agreed in paragraph 3 of this Article Fixed penalty interest rate is calculated as compound interest.

(3) Penalty interest rate

Penalty interest rate for RMB borrowing, Penalty interest rate for floating rate borrowing

A. According to the floating period agreed in paragraph 1 of this article from the date of overdue or misappropriation. The repricing date of penalty interest is the date of overdue or misappropriation on the corresponding date of the month of repricing. If there is no corresponding date of the month, the last day of the month shall be the repricing date of penalty interest.

B. The penalty interest rate for overdue borrowing shall be added to the base interest rate determined in item C of this paragraph, 50%, and the penalty for misappropriation borrowing The interest rate shall be added to the penalty base interest rate level determined in item C of this paragraph 100%.

C. The base interest rate of penalty interest within the first floating cycle shall be overdue or misappropriate the loan interest rate actually executed in the current period. The base interest rate of the next floating period after each full floating cycle shall be repriced on the repricing date in accordance with the method agreed in paragraph 1 of this Article.

5.Other

(1) The “loan interest rate” and the “penalty interest rate” under this Contract shall be the interest rate including tax, that is, the interest charged by the lender to the borrower Interest already includes the VAT paid in accordance with national laws and regulations.

(2) In case of any major change in the floating rate pricing benchmark under this Contract, the market rules in effect shall be followed. If the lender then requires the Borrower to sign a supplementary contract on the relevant matters, the Borrower shall cooperate.

(3) The said “pricing benchmark” mentioned in this article has the same meaning as the said “benchmark interest rate”.

Article 5 Conditions for withdrawal

The borrower’s withdrawal shall meet the following conditions:

1. This Contract and its annexes have come into force;

2. The borrower has provided the guarantee as required by the lender, and the guarantee contract has come into effect and completed the statutory examination and approval, registration or filing procedures;

3. The borrower has reserved for the lender the documents, documents, seals, personnel list and signature samples related to the conclusion and performance of this Contract, and filled in the relevant vouchers;

4. The borrower has opened an account necessary for the performance of this Contract as required by the lender;

5. Before the withdrawal 1 Within 1,00 working days, the bank shall submit the written withdrawal application and the relevant loan purpose certificate documents to the lender to handle the relevant withdrawal procedures;

6. The Borrower has submitted to the Lender the resolution and letter of authorization of the board of directors or other competent departments agreeing to sign and perform this Contract;

7. The Lender has received a written loan notice from the guarantor, Beijing Zhongguancun Technology Financing Guarantee Co., Ltd.;

8. Laws and other withdrawal conditions agreed upon by both parties / .

If the above withdrawal conditions are not met, the lender has the right to refuse the borrower’s withdrawal application, except where the lender agrees to to make the loan.

Article 6 Time and method of withdrawal

1. The Borrower shall follow the following information listed in No.(2) Time and method of money withdrawal:

(1) In / year, One-time withdrawal on / day / month.

(2) Request for loan within 30 days from December 22, 2023.

(3) Withdrawal in installments at the following time

Drawing time	Withdrawal amount
/	/
/	/
/	/

2. The lender shall have the right to refuse the borrower’s withdrawal application for the part not used after the above time.

Article 7 Payment of the loan funds

1. Loan issuance account

The borrower shall open the following account at the Lender as the loan issuance account, and the issuance and payment of the loan shall be handled through this account texture.

Account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

2. Payment method of the loan funds

(1) The payment method of the loan funds shall be implemented in accordance with laws and regulations, regulatory provisions and the provisions of this contract. The payment method of the loan funds for a single withdrawal shall be confirmed in the withdrawal application, and the lender considers the loan funds selected in the withdrawal application If the payment method does not meet the requirements, it shall have the right to change the payment method or stop the payment and payment of the borrowed funds.

(2) The entrusted payment of the lender, that is, the lender shall pay the borrowed funds to the counterparty of the borrower for the purpose agreed herein according to the withdrawal application and payment entrustment of the borrower. According to the relevant regulations of the CBRC and the internal management regulations of the lender Payment of the loan funds under one of the following conditions shall be made in the entrusted payment method of the lender:

A. A new credit business relationship is established between the lender and the borrower, and the credit rating of the borrower does not meet the internal requirements of the lender;

B. At the time of withdrawal application, the payment object is clear (with a clear account and account name)and the single amount exceeds. RMB 10 million Yuan (excluding, foreign currency as of the actual withdrawal date Exchange rate conversion);

C. Other circumstances stipulated by the Lender or agreed with the Borrower: /.

(3) The borrower independently pays the loan funds, that is, after the lender issues the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower independently pays the loan funds to the borrower’s counterparty for the purposes agreed in the contract. Except as stipulated in the preceding paragraph, the lender shall accept the same In addition to the trust payment method, the payment method of other borrowing funds shall be the independent payment of the borrower.

(4) Change of payment method. After submitting the application for withdrawal, if the borrower’s external payment and credit rating conditions change, and the independent payment of the loan funds meet the conditions stipulated in paragraph 2 (2) of this Article, the payment method of the loan funds shall be changed. If the amount of external payment, payment object and purpose of the loan change under the payment method or entrusted payment method change, the borrower shall provide the lender with a written explanation for the change application, and resubmit the application for withdrawal and the relevant transaction materials proving the purpose of the funds.

3. Specific requirements for the entrusted payment of the loan funds

(1) Payment entrustment. Meet the conditions of the lender, the borrower in the withdrawal application should have clear payment entrusted, namely the authorization and entrust the lender in the loan funds into the designated borrower account, will pay the loan funds directly, conform to the purpose of the borrower specified counterparties account, and shall provide the name of the counterparty account, payment amount and other necessary payment information.

(2) Supply of transaction information. If the borrower meets the entrusted payment conditions of the lender, the borrower shall provide the lender with the information of the loan account, the counterparty account and the supporting materials proving that the withdrawal conforms to the purpose of the loan agreed upon in the loan contract. The Borrower shall guarantee that all information provided to the Lender is true, complete and valid. Relevant transaction information provided by the borrower .If the untrue, inaccurate or incomplete obligation leads to the failure to complete the lender’s entrusted payment obligation in time, the lender shall not assume any Responsibility Ren, the repayment obligations under this Contract shall not be affected.

(3) Performance of the entrusted payment obligations of the lender

A. If the payment is entrusted by the lender, the lender shall review the same after the borrower submits the payment authorization and relevant transaction materials After the borrowing funds will be paid to the borrower’s counterparties through the borrower’s account.

B. If the lender finds that the relevant transaction materials provided by the borrower are not in conformity with this contract or have other defects, it shall have the right to require the borrower to supplement, replace, explain or resubmit the relevant materials and submit the loan to the borrower The lender shall have the right to refuse the payment and payment of the relevant funds before the relevant transaction materials that the payer considers qualified.

C. In case of the refund of the counterparty account, the Lender fails to timely pay the borrowed funds according to the payment entrusted by the borrower, the Lender shall not assume any liability and the repayment obligations of the Borrower under this Contract shall not be affected. The Borrower hereby authorizes the Lender to freeze the amount returned by the counterparty account bank. In this case, the Borrower shall resubmit the relevant transaction materials such as the payment entrustment and the use certificate materials.

(4) The borrower shall not avoid the entrusted payment by the lender by breaking it up into pieces.

4. After the loan funds are issued, the borrower shall timely provide the use records and materials of the loan funds according to the requirements of the lender, The aforementioned materials to be provided include, but are not limited to /.

5. In any of the following circumstances, the lender shall have the right to redefine the issuance and payment conditions of the loan or stop the issuance of the borrowing funds release and payment:

(1) The borrower violates this contract and avoids the entrusted payment by the lender by breaking it into pieces:

(2) The borrower’s credit status declines or the profitability of the main business is not strong;

(3) abnormal use of borrowing funds;

(4) The borrower fails to provide the records and materials of the use of the loan funds in time as required by the lender;

(5) The borrower shall pay the loan funds in violation of this Treaty.

Article 8. Repay

1. The borrower shall designate the following account as the capital withdrawal account, and the borrower’s capital withdrawal shall be entered Page 5 of 1 3 pagesPage 5 of 1 3 pages into the account. The Borrower shall timely provide the inflow and exit of funds in the account. The lender has the right to require the borrower to explain the large amount and abnormal inflow and outflow of funds in the capital withdrawal account and to supervise the account.

Account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

2. Unless otherwise agreed by both parties, the Borrower shall repay the loan hereunder according to the repayment plan (1):

(1) Return all the loan under this contract on the expiration date of the loan term.

(2) Return the loan hereunder according to the following repayment plan

Repayment time	Repayment amount
/	/
/	/

(3) Other repayment plans: /

If the borrower needs to change the above repayment plan, it shall submit a letter to the lender before the corresponding loan is due For the application, the change of the repayment plan shall be confirmed in writing by both parties.

3. Unless otherwise agreed by the parties, the borrower defaults on the principal and interest of the loan and the realization of the creditor’s rights at the same time Next, the lender shall have the right to determine the order of repayment of principal or interest and the realization of the debt; the right to determine the order of the repayment of the borrower; if there are multiple due loan contracts between the borrower and the Lender, the lender shall have the right to determine the contract order for each repayment of the borrower.

4. Unless otherwise agreed by both parties, the borrower may repay the loan in advance, but the bank shall notify the lender in writing 10 working days in advance. The amount of prepayment is first used to repay the last loan due, with repayment in reverse order. For the application of single compound interest combination interest, if involving repayment in advance or part of repayment in advance, the interest corresponding to the principal of repayment in advance should be settled in a lump sum.

5. The borrower shall follow the following requirements: (1)Repayment.

(1) The borrower shall deposit the full amount in the following repayment account within 10 working days no later than before the maturity of each principal and interest For repayment, the lender has the right to deduct the money from the account on the maturity date of each principal and interest.

Reayment account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

(2) Other repayment methods agreed upon by both parties: /

Article 9 Guarantee

1.The guarantee method of the debts under this Contract is: cause Beijing Zhongguancun Science and Technology Financing Guarantee Co., Ltd. shall provide joint and several liability guarantee and sign the corresponding guarantee contract.

2. If the event occurs to the borrower or the guarantor that the lender thinks may affect its ability to perform the contract, or the guarantee contract becomes no Effect, cancellation or release, or the borrower, the guarantor financial condition deterioration or involved in a major litigation or arbitration case, or the borrower, guarantor account is sealed, or for other reasons may affect its performance ability, or the guarantor in guarantee contract or other contract between the lender, or collateral depreciation, damage, loss, seizure, weakening or loss of the guarantee value, the lender is right to demand, and the borrower is obliged to provide new guarantee, replace the guarantor to guarantee the debt under this contract.

Article 10 Invoice issuance

1. The borrower may apply to the Lender for the issuance of VAT invoice (VAT ordinary invoice) after the Lender confirms the receipt of the payment, The lender shall issue the VAT invoice to the borrower after receiving the application for the VAT invoice.

2. The borrower may apply for issuing a VAT invoice to the corresponding business handling agency or any other institution designated by the lender.

3. The borrower shall confirm that the payer, the contract signer and the purchaser listed in the VAT invoice are the same tax payer. If the inconsistency occurs and the borrower fails to enter the account or deduct the input tax according to law, the relevant losses shall be borne by the borrower himself.

4. If the borrower loses the invoice after obtaining, the lender does not need to issue the VAT invoice to the borrower.

5. If the lender provides a discount to the borrower through negotiation, the amount of VAT invoice issued shall be subject to the price after the discount.

6. If the lender provides services for the borrower free of charge, the lender will not provide the VAT invoice.

7. If the lender issues a VAT invoice to the borrower, the borrower shall timely check the invoice information. If the invoice information is incorrect, the borrower shall timely apply to the lender for reissuing the VAT invoice.

Article 11 Statement and Commitment

1. The Borrower declares as follows:

(1) The borrower shall be legally registered and legally existing, and shall have the full civil rights capacity required for the signing and performance of this Contract capacity for action;

(2) The signing and performance of this Contract is based on the true intention of the Borrower, and has obtained legal and effective authorization in accordance with the requirements of its articles of Association or other internal management documents, and will not violate any agreement, contract and other legal documents binding on the Borrower; The Borrower has or will obtain all relevant approval, permission, filing or registration required for the signing and performance of this Contract;

(3) All the documents, financial statements, vouchers and other materials provided by the Borrower to the Lender under this Contract are true Solid, complete, accurate and effective;

(4) The transaction background of the borrower’s application for the narrative business of the lender is true and legal, does not involve money laundering, terrorist financing, proliferation of weapons of mass destruction financing, tax evasion, fraud and other illegal purposes, and does not violate the United Nations, China and other applicable sanctions;

(5) The Borrower does not conceal from the Lender any events that may affect the financial position and performance capacity of the Borrower and the guarantor;

(6) The borrower and the loan project meet the national environmental protection standards, and the energy consumption and pollution announced and identified by the relevant national departments For enterprises and projects with outstanding problems and ineffective rectification, there is no energy consumption and pollution risk;

(7) The purpose of the loan and the source of repayment are true and legal;

(8) Other matters stated by the Borrower: /

2. The Borrower undertakes to be as follows:

(1) Regularly or timely submit its financial statements (including but not limited to annual, quarterly and monthly statements) to the Lender and other relevant information as required by the Lender; the Borrower ensures that it continuously meets the following financial indicators: /

(2) If the Borrower has or will enter into a countersecurity agreement or similar agreement with the Contract guarantor for its warranty obligations, such The Agreement will not prejudice any rights of the Lender under this Contract;

(3) Accept the credit inspection and supervision of the lender, and give sufficient assistance and cooperation; if the borrower pays independently, it shall Regularly summarize and report the payment and use of the loan funds as required by the lender. The specific summary and report time is:: /

(4) In the event of merger, division, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of material assets and creditor’s rights, and other matters that may adversely affect the borrower’s solvency, the written consent of the lender shall be obtained in advance;

The Borrower shall promptly notify the Lender of the following circumstances:

A. Change of the articles of association, business scope, registered capital and legal representative of the borrower or the guarantor company;

B. Conduct any form of joint venture, joint venture with foreign investors, cooperation, contracted operation, restructuring, restructuring, planned listing and other modes of operation change;

C. Involin a major litigation or arbitration case, or the property or security is seized, seized or supervised, or set up new security on the security;

D. Closing, dissolution, liquidation, suspension of business for rectification, cancellation, revocation of business license, (being) application for bankruptcy, etc.;

E. Shareholders, directors and current senior management personnel are suspected of major cases or economic disputes;

F. The borrower defaults under other contracts;

G. Business difficulties and the deterioration of their financial conditions.

(5) The order of repayment of the borrower’s debts to the lender takes precedence over the borrowing of the shareholders of the borrower to the lender, and is no less than the similar debts of other creditors; In addition, the borrower shall not return the loan to the shareholders from the commencement of the Contract until the completion of the contract;

(6) The dividend and dividend of the borrower to the shareholders shall not exceed 50% of the dividend and dividend of the borrower to the borrower’s after-tax profit;

(7) The borrower does not dispose of its own assets in a way that reduces its solvency. It also undertakes that the total amount of its external guarantee shall not be higher than 0.5 times of its own net assets, and the total amount of its external guarantee and the amount of its single guarantee shall not exceed the limit stipulated in its articles of association;

(8) The borrower shall not transfer the loan funds under this Contract to the account with the same name and the related party account, except for the purposes agreed herein or agreed by the lender. For the transfer of the borrower’s account with the same name or the transfer of the related party, the borrower shall provide corresponding supporting materials;

(9) The borrower does not cooperate, promise, or allow the guarantee liability in any form for the borrower to intercept or apply the funds borrowed by the borrower from the lender;

(10) The borrower will not cooperate, promise or allow the borrower in any form in the future process of cooperation with the lender Beijing Zhongguancun Science and Technology Financing Guarantee Co., Ltd., which bears the guarantee liability, retains and applies the funds borrowed by the borrower from the lender

(11) The lender has the right to recover the loan in advance according to the withdrawal of the borrower’s funds;

(12) The Borrower shall submit its environmental (climate), social and governance risk report to the Lender. The Borrower represents and warrants enhanced environmental (climate), social and governance risk management and undertakes to accept the supervision of the Lender. The Borrower’s breach of the foregoing agreement shall constitute or be deemed to be an event of breach under this Contract, and the Lender may take remedy measures for breach in accordance with the provisions herein;

(13) Cooperate with the Lender in carrying out due diligence, to provide and update the information of the Institution and its beneficial owner, and to provide the background information about the transaction;

(14) Other matters promised by the Borrower: /

Article 12 Disclosure of related party transactions within the borrower’s group

The two parties agree that the following clause applies1 clause:

1. The Borrower is not a Group customer determined by the Lender in accordance with the Risk Management Guidelines for Credit Extension Business of Commercial Bank Group Customers (hereinafter referred to as the “Guidelines”).

2. The borrower is a Group customer determined by the Lender in accordance with the Risk Management Guidelines for Credit Extension Business of Commercial Bank Group Customers (hereinafter referred to as the “Guidelines”). The Borrower shall timely report to the Lender the situation of related transactions of more than 10% of the net assets, including the related relationship of the parties, the transaction items and the nature of the transaction, the amount or corresponding proportion of the transaction, and the pricing policy (including transactions with no amount or only a symbolic amount).

Under any of the following circumstances, the lender shall have the right to unilaterally decide to stop paying the unused loan by the borrower and to recover part or all of the principal and interest of the loan: to obtain bank funds or credit for major merger, acquisition and reorganization; the lender considers may affect the security of the bank claims through related transactions; other circumstances specified in Article 18 of the Guidelines.

Article 13 Event of breach of contract and handling

One of the following shall constitute or be deemed to be an event of default of the Borrower hereunder:

1. The borrower fails to perform its payment and repayment obligations to the Lender as agreed herein;

2. The Borrower fails to use the loan funds in the manner agreed herein or fails to use the obtained funds for the purposes agreed herein; or the Borrower uses the loan funds for loan transfer or purchase other, financial product arbitrage; or the Borrower illegally adds the hidden debts of the local government;

3. The statement made by the Borrower in this Contract is untrue or violates its commitments made in this Contract;

4. In the case of paragraph 2 (4) of Article 11 hereof, the lender considers may affect the borrower or

The financial condition and performance ability of the guarantor, but the borrower fails to provide a new guarantee or replace the guarantor in accordance with the provisions of this contract;

5. The borrower’s credit status declines, or the borrower’s profitability, solvency, operating capacity and cash flow deteriorate, breaking through the index constraints agreed herein or other financial agreements;

6. The borrower defaults under other contracts with the Lender or other institutions of Bank of China Limited;

7. The guarantor violates the provisions of the guarantee contract or between the lender or other institutions of Bank of China Limited Events of default under other contracts of:

8. The borrower terminates business or has dissolution, cancellation or bankruptcy;

9. The borrower is involved in or may be involved in major economic disputes, litigation, arbitration, or its assets are sealed up, detained or enforced, or is investigated and investigated by judicial authorities or tax, industrial and commercial administrative authorities or takes punitive measures according to law, which has or may affect the performance of its obligations under this Contract;

10. Abnormal changes, disappearance of the main investors or personal freedom investigated by judicial authorities or restricted according to law, which has or may affect the performance of its obligations under this Contract;

11. The Lender shall conduct the financial position and performance capacity of the Borrower for each year (i. e., each full one year from the effective date of this Contract). During the audit, it is found that there may affect the financial condition and performance ability of the borrower or the guarantor;

12. The large amount or abnormal capital inflow and outflow occur in the designated capital withdrawal account, and the borrower fails to provide the explanatory materials approved by the lender;

13, energy saving engineering construction lag, energy saving technology and equipment appear serious defects, the main facilities or equipment stop production lead to energy load dropped sharply, the actual energy saving is significantly lower than the forecast, energy saving income cannot timely return designated account, the borrower involved in folk lending, without the consent of the lender foreign guarantee or borrow new debt, the main financial indicators seriously deteriorated;

14. The Borrower refuses to cooperate with the Lender in due diligence, the Borrower or its transactions / counterparties are suspected of money laundering, terrorist financing, nuclear weapons proliferation, violation of applicable sanctions and other illegal acts, or the Borrower and the guarantor are included in the list of sanctions or sanctions of the United Nations, China and other applicable sanctions;

15. The borrower has violated items 9 and 10 of Paragraph 2 of Article 11;

16. The borrower breaches other provisions in this contract on the rights and obligations of the parties. In the event of an event of default specified in the preceding paragraph, the lender shall have the right to take the following measures separately or at the same time depending to the specific circumstances:

In the event of an event of default specified in the preceding paragraph, the lender shall have the right to take the following measures separately or at the same time depending to the specific circumstances:

1. Ask the borrower and the guarantor to correct their default within a time limit;

2. Fully and partially reduce, suspend, cancel or terminate the credit line to the borrower;

3. Fully or partially suspend or terminate the application of the Borrower’s withdrawals under other contracts between this Contract and the Borrower and the Lender; fully or partially suspend or cancel, terminate, pay and handle the loans and trade financing that have not yet been issued;

4. Announce the outstanding loan / trade financing amount under this Contract and other contracts between the Borrower and the Lender Interest and other amounts payable in all or in part are due immediately;

5. Terminate or rescind this Contract, terminate or terminate other contracts between the borrower and the Lender in whole and in part;

6. Request the borrower to compensate for the losses caused to the lender due to its default, including but not limited to the realization of the creditor’s rights Loss of legal costs, attorney’s fees, notary fees, execution fees and other related expenses;

7. The amount opened in the account of the Borrower of the Lender and other institutions of Bank of China Limited shall be deducted to pay off all or part of the debts incurred by the Borrower to the Lender under this Contract. The outstanding amounts in the account are deemed to be due in advance. If the currency of the account is different from the currency of the lender’s business, it shall be converted into the foreign exchange rate applicable to the lender at the time of deduction;

8. Exercise of the real right of security;

9. Ask the guarantor to bear the guaranty responsibility;

10. If the borrower violates items 9 and 10 of Paragraph 2 of Article 11, the lender shall have the right to:

(1) To declare the fundamental default of the borrower;

(2) Unilaterally declare the termination of the cooperation with the borrower;

(3) The borrower is required to pay off the principal and interest of the loan in advance, whether it is intercepted by Beijing Zhongguancun Technology Financing Guarantee Co., LTD The proportion of the borrowing funds in all the borrowed funds;

11. Other measures deemed necessary and possible by the Lender.

Article 14 the rights are reserved

If either party fails to exercise part or all of the rights hereunder, or fails to require the other party to perform or assume part or all of its obligations Liability does not constitute a waiver of such right or an exemption from such obligation or liability.

Any tolerance, extension or delay of the exercise of the rights under this Contract by one party to the other party shall not affect the hereunder No right enjoyed by laws and regulations shall not be deemed as a waiver of such right.

Article 15 Modification, modification and termination

This contract may be modified or modified in writing upon the mutual agreement of both parties. Any change or modification shall constitute an integral part of this Contract.

Unless otherwise provided by laws and regulations or agreed by the parties, before the completion of the rights and obligations under this contract No termination.

Unless otherwise provided for by laws and regulations or otherwise agreed upon by the parties, the invalidity of any provision of this Contract shall not affect the legal effect of any other provisions

Article 16 Application of law and dispute resolution

This Contract is governed by the laws of the People’s Republic of China.

After this Contract comes into force, both parties may cooperate with any disputes arising from or from the conclusion and performance of this Contract in connection with this Contract Business solution. If the negotiation fails, either party may adopt the following one 2 To solve the problem by some means:

1. Arbitration.submit to

•	The China International Economic and Trade Arbitration Commission

•	Beijing Arbitration Commission(Beijing International Arbitration Center)

•	/ arbitration commission

According to the arbitration rules in force at the time when the arbitration application is submitted, in the / (The place of arbitration) for arbitration. The arbitration award is the final shall be binding on all parties.

2. Litigation. The parties may choose the Chinese court to settle the problem through litigation through negotiation.

•

Bank of China Limited to the lender or exercising its rights and obligations in accordance with this Contract or individual agreement The people’s court in the place where the institution has its domicile brings a suit.

•	To the International Commercial Court of the Supreme People’s Court (international commercial disputes with the target amount of more than RMB 300 million yuan).

•	Bring a suit with the people’s court having jurisdiction according to law.

During the dispute settlement period, if the dispute does not affect the performance of any other provisions of this Contract, such other provisions shall continue to be performed.

Article 17 Attachment

The following annexes and other annexes jointly confirmed by both parties shall constitute an integral part of this Contract and shall have the same legal effect as this Contract.

1.	Application form for withdrawal;

2.	Notification Letter of Analized Interest Rate of Loan;

Article 18 Other provisions

1. Without the written consent of the lender, the borrower shall not assign any rights and obligations hereunder to a third party.

2. If the Lender needs to entrust other institutions of Bank of China Limited to perform the rights and obligations hereunder due to business needs, or assign the loan business under this Contract to other institutions of Bank of China Limited to undertake and manage, the Borrower recognizes this. Other institutions of Bank of China Limited authorized by the Lender or other institutions of Bank of China Limited undertaking the loan business hereunder shall have the right to exercise all the rights hereunder and settle disputes hereunder In the name of the agency, it shall file a lawsuit with the court, submit it to the arbitration institution for adjudication or apply for enforcement.

3. Under the circumstances without affecting other provisions herein, this Contract shall be the successor and transferee to both parties and their successors according to law Each person is legally binding.

4. Unless otherwise agreed, both parties shall specify the domicile place specified in this contract as the communication and contact address, and both parties shall confirm the valid service address. The scope of application includes the delivery of various notices, contract and other documents during the performance of the contract, the service of relevant documents and legal documents in case of disputes over the Contract, and the service of first instance, second instance, retrial and execution procedures after the dispute goes into arbitration and civil proceedings.

If there is any change in the above address, the changing party shall inform the other party of the changed address in writing 10 working days in advance. In arbitration and civil proceedings, either party shall change its address and perform the obligation of serving the change of address to the arbitration institution or the court. If either party fails to perform the notice obligation in the foregoing manner, the service address confirmed herein shall still be regarded as the valid service address.

Due to the inaccurate service address provided or confirmed by one party, the other party after the service address is changed .If the legal document is not actually received by the party, the date of return shall be regarded as the date of service; if the date of return shall be regarded as the date of service.

5. The transactions under this Contract shall be conducted on the basis of their respective independent interests. If, according to the relevant laws, regulations and regulatory requirements, the other parties to the transaction constitute related parties or related persons of the lender, each party shall not seek to use such related relationship to affect the fairness of the transaction.

6. The title and business name in this Contract shall be used only for the convenience of reference and shall not be used for the contents of the terms and the parties Interpretation of the rights and obligations.

7. The Lender has the right to provide the information related to this Contract and other relevant information of the borrower to the basic financial credit information database and other credit information databases established according to the financial information for qualified institutions or individuals to inquire and use according to law. The Lender shall also have the right to inquire the relevant information of the borrower through the basic database of financial credit information and other legally established credit information database for the purpose of the conclusion and performance of this Contract.

8. In case of statutory holidays, the withdrawal date and repayment date, it will be postponed to the first working day after the holidays.

9. If the Lender fails to perform the Contract or perform the Contract in accordance with this Contract due to changes in laws, regulations, regulatory provisions or requirements of the regulatory authorities, the Lender shall have the right to terminate or change and perform the Contract in accordance with laws, regulations, regulatory provisions or required by the regulatory authorities. If the contract is terminated or changed due to such reasons, causing the Lender to perform or perform according to this Contract, the Lender shall be exempted from liability.

10. The borrower may consult with this contract and the business and charges hereunder through the telephone number of the lender listed herein Inquiry and complaint.

Article 19 The contract becomes effective

This contract shall come into force upon being signed and sealed by the legal representatives (responsible person) or the authorized signatories of both parties. This contract is made in quadruplicate, with each party holding two copies and the guarantee company holding two copies. It has the same legal effect.

Borrower: Beijing Hexian Lianjing Technology Co., LTD

Authorized signatory:

December 19, 2023

Lender: Bank of China Limited Beijing Xuanwu branch

Authorized signatory:

December 19, 2024

Attached is the notification letter of the annualized interest rate of borrowing

Number:  /

Deliver:  /     (borrower)

1. Our bank has signed the Working Capital Loan Contract with your company. Under the above contract, as the lender, the annualized interest rate of the loan provided to your company is / .

(1) The interest on the loan calculated according to the loan interest rate stipulated in paragraph 1 of Article 4 of the aforementioned contract ;

(2) the expenses directly related to the loan stipulated in the aforementioned contract / treaty (if not applicable, they shall be deleted)

(3) All kinds of expenses directly related to the loan as agreed in the number signed by your company and our bank. (Delete if not applicable)

2.As an annex of the aforementioned contract, this notification constitutes an integral part of it and has the same legal effect as the aforementioned contract. Unagreed matters shall be subject to the provisions of the aforementioned contract.

lender:

Authorized signatory:

Working capital loan contract

No. : 23320250102

Borrower: Beijing Hexian Lian jing Technology Co., LTD

Unified social credit code: 91110108MA7KNAB27F

Legal representative / person in charge : Xiao Tian hang

Address : A-02, Floor 4, No.89, Xisan huan North Road, Haidian Distr ict, Beijing Postcode:100048

Financial institutions and account number: Bank of China Limited, Beijing Taoranting Sub-branch / 348073855404

Tel : 010-88582234 Fax :

Lender: Bank of China Limited Beijing Xuanwu branch

Legal representative / responsible person: Zhang Haitao

Address : No.1, South Xinhua Street, Xicheng District, Beijing Postcode : 100052

Tel. : 010-63916058. Fax : 010-63916057

The borrower and the lender shall, through equal consultation, reach an agreement on the issuance of working capital loans to the borrower and make special orders this contract.

Article 1. Amount of the loan

Currency: people currency

Loan amount: (in words) RMB five million yuan only;

(In figures) RMB 5,000,000.00.

Article 2 Term of the loan

Loan term:12 months from the actual withdrawal date ; if installment withdrawal, from the first actual withdrawal date.

The borrower shall withdraw the payment in strict accordance with the agreed withdrawal time. If the actual withdrawal date is later than the agreed withdrawal time, the borrower shall still repay the payment in accordance with the repayment time agreed herein.

Article 3 Purpose of the loan

Loan purpose: to pay for the purchase payment and the service fee Without the written consent of the lender, the borrower shall not change the borrowing purposes, including but not limited to the borrower shall not be used for fixed assets, equity investment, shall not be used for any laws, regulations, regulations, the state of the production and management areas and purposes, shall not be used for lending or buy other financial products arbitrage, shall not be used for illegal new local government recessive debt, and prohibited to bank loans for other purposes.

Article 4 Interest rate and settlement of loan interest

The Lender shall express to the borrower the annual interest rate of loan under the Contract through the Notice of Annual Interest Rate of Loan attached to this Contract. If the annual interest rate of loan under the Contract is only calculated according to the interest rate stated in Paragraph 1 of this Article, the foregoing Notice of Annual Interest Rate of Loan shall not apply.

1. Loan interest rate

The borrowing rate (annualized interest rate, RMB loan is single interest) is the following (2) Species:

(1) Fixed interest rate, with / % annual interest rate. The contract interest rate remains unchanged during the loan term.

(2)Floating interest rate, with the actual withdrawal date (if the case withdrawal) as the first actual withdrawal date, and a floating cycle every 12 months. The repricing date is the first day of the next floating cycle, the corresponding date of the month and no corresponding date is the last day of the month; if the floating cycle is daily, the repricing date is the date of the next floating cycle.

For each withdrawal :

Floating interest rate for RMB borrowing

A. The interest rate of the fir st period (from the date of actual withdrawal to the date of expiration of this floating cycle) shall be one before the date of actual withdrawal.On working days, the national Inter-bank Lending Center recently announced the one-year loan market quotation rate reduced by 105 basis point ;

B. On the repricing date, together with other tranches of withdrawals, it will be repriced at 105 basis points less than the last quoted 1-year loan market rate published by the National Interbank Lending Center as of one business day prior to the repricing date, as the applicable interest rate for the floating cycle.

2. Interest calculation

(1) The floating interest rate of RMB loan in paragraph 1 (2) of this article :

The interest shall be calculated from the actual date of the borrower and the actual amount and the days used.

Interest calculation formula : interest = actual days of principal daily interest rate.

The calculation base of daily interest rate is 360 days a year, and the conversion formula is : daily interest rate = annual interest rate / 360.

3. interest settlement way

The Borrower shall follow the following below (1) Interest settlement by any way:

(1) The interest rate is settled quarterly. The 20th day of the end of the quarter is the settlement date and the 21st day is the payment date.

(2) The interest is settled monthly, the 20th day of each month is the interest settlement date, and the 21st day is the interest payment date. If the last repayment date of the loan principal is not the payment date, the last payment date of the loan principal is the payment date, The borrower shall pay all the interest payable.

4. penalty interest

(1) If the loan is overdue or the use agreed in the contract, the penalty interest shall be collected according to the penalty interest rate agreed in this paragraph until the principal and interest are paid off. For both overdue and misappropriated loans, the penalty interest shall be calculated according to the higher penalty interest rate.

(2) For the interest and penalty interest that the borrower cannot pay on time, this payment shall be made in the form of interest settlement as agreed in paragraph 3 of this Article Fixed penalty interest rate is calculated as compound interest.

(3) Penalty interest rate

Penalty interest rate for RMB borrowing, Penalty interest rate for floating rate borrowing

A. According to the floating period agreed in paragraph 1 of this article from the date of overdue or misappropriation. The repricing date of penalty interest is the date of overdue or misappropriation on the corresponding date of the month of repricing. If there is no corresponding date of the month, the last day of the month shall be the repricing date of penalty interest.

B. The penalty interest rate for overdue borrowing shall be added to the base interest rate determined in item C of this paragraph, 50%, and the penalty for misappropriation borrowing The interest rate shall be added to the penalty base interest rate level determined in item C of this paragraph 100%.

C. The base interest rate of penalty interest within the first floating cycle shall be overdue or misappropriate the loan interest rate actually executed in the current period. The base interest rate of the next floating period after each full floating cycle shall be repriced on the repricing date in accordance with the method agreed in paragraph 1 of this Article.

5.Other

(1) The “loan interest rate” and the “penalty interest rate” under this Contract shall be the interest rate including tax, that is, the interest charged by the lender to the borrower Interest already includes the VAT paid in accordance with national laws and regulations.

(2) In case of any major change in the floating rate pricing benchmark under this Contract, the market rules in effect shall be followed. If the lender then requires the Borrower to sign a supplementary contract on the relevant matters, the Borrower shall cooperate.

(3) The said “pricing benchmark” mentioned in this article has the same meaning as the said “benchmark interest rate”.

Article 5 Conditions for withdrawal

The borrower’s withdrawal shall meet the following conditions:

1. This Contract and its annexes have come into force;

2. The borrower has provided the guarantee as required by the lender, and the guarantee contract has come into effect and completed the statutory examination and approval, registration or filing procedures;

3. The borrower has reserved for the lender the documents, documents, seals, personnel list and signature samples related to the conclusion and performance of this Contract, and filled in the relevant vouchers;

4. The borrower has opened an account necessary for the performance of this Contract as required by the lender;

5. Before the withdrawal 1 Within 1,00 working days, the bank shall submit the written withdrawal application and the relevant loan purpose certificate documents to the lender to handle the relevant withdrawal procedures;

6. The Borrower has submitted to the Lender the resolution and letter of authorization of the board of directors or other competent departments agreeing to sign and perform this Contract;

7. The Lender has received a written loan notice from the guarantor, Beijing Haidian Technology Enterprise financing guarantee Co. LTD;

8. Laws and other withdrawal conditions agreed upon by both parties / .

If the above withdrawal conditions are not met, the lender has the right to refuse the borrower’s withdrawal application, except where the lender agrees to to make the loan.

Article 6 Time and method of withdrawal

1. The Borrower shall follow the following information listed in No.(2) Time and method of money withdrawal:

(1) In / year, One-time withdrawal on / day / month.

(2) Request for loan within 30 days from December 26, 2023.

(3) Withdrawal in installments at the following time

Drawing time	Withdrawal amount
/	/
/	/
/	/

2. The lender shall have the right to refuse the borrower’s withdrawal application for the part not used after the above time.

Article 7 Payment of the loan funds

1. Loan issuance account

The borrower shall open the following account at the Lender as the loan issuance account, and the issuance and payment of the loan shall be handled through this account texture.

Account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

2. Payment method of the loan funds

(1) The payment method of the loan funds shall be implemented in accordance with laws and regulations, regulatory provisions and the provisions of this contract. The payment method of the loan funds for a single withdrawal shall be confirmed in the withdrawal application, and the lender considers the loan funds selected in the withdrawal application If the payment method does not meet the requirements, it shall have the right to change the payment method or stop the payment and payment of the borrowed funds.

(2) The entrusted payment of the lender, that is, the lender shall pay the borrowed funds to the counterparty of the borrower for the purpose agreed herein according to the withdrawal application and payment entrustment of the borrower. According to the relevant regulations of the CBRC and the internal management regulations of the lender Payment of the loan funds under one of the following conditions shall be made in the entrusted payment method of the lender:

A. A new credit business relationship is established between the lender and the borrower, and the credit rating of the borrower does not meet the internal requirements of the lender;

B. At the time of withdrawal application, the payment object is clear (with a clear account and account name)and the single amount exceeds. RMB 10 million Yuan (excluding, foreign currency as of the actual withdrawal date Exchange rate conversion);

C. Other circumstances stipulated by the Lender or agreed with the Borrower: /.

(3) The borrower independently pays the loan funds, that is, after the lender issues the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower independently pays the loan funds to the borrower’s counterparty for the purposes agreed in the contract. Except as stipulated in the preceding paragraph, the lender shall accept the same In addition to the trust payment method, the payment method of other borrowing funds shall be the independent payment of the borrower.

(4) Change of payment method. After submitting the application for withdrawal, if the borrower’s external payment and credit rating conditions change, and the independent payment of the loan funds meet the conditions stipulated in paragraph 2 (2) of this Article, the payment method of the loan funds shall be changed. If the amount of external payment, payment object and purpose of the loan change under the payment method or entrusted payment method change, the borrower shall provide the lender with a written explanation for the change application, and resubmit the application for withdrawal and the relevant transaction materials proving the purpose of the funds.

3. Specific requirements for the entrusted payment of the loan funds

(1) Payment entrustment. Meet the conditions of the lender, the borrower in the withdrawal application should have clear payment entrusted, namely the authorization and entrust the lender in the loan funds into the designated borrower account, will pay the loan funds directly, conform to the purpose of the borrower specified counterparties account, and shall provide the name of the counterparty account, payment amount and other necessary payment information.

(2) Supply of transaction information. If the borrower meets the entrusted payment conditions of the lender, the borrower shall provide the lender with the information of the loan account, the counterparty account and the supporting materials proving that the withdrawal conforms to the purpose of the loan agreed upon in the loan contract. The Borrower shall guarantee that all information provided to the Lender is true, complete and valid. Relevant transaction information provided by the borrower .If the untrue, inaccurate or incomplete obligation leads to the failure to complete the lender’s entrusted payment obligation in time, the lender shall not assume any Responsibility Ren, the repayment obligations under this Contract shall not be affected.

(3) Performance of the entrusted payment obligations of the lender

A. If the payment is entrusted by the lender, the lender shall review the same after the borrower submits the payment authorization and relevant transaction materials After the borrowing funds will be paid to the borrower’s counterparties through the borrower’s account.

B. If the lender finds that the relevant transaction materials provided by the borrower are not in conformity with this contract or have other defects, it shall have the right to require the borrower to supplement, replace, explain or resubmit the relevant materials and submit the loan to the borrower The lender shall have the right to refuse the payment and payment of the relevant funds before the relevant transaction materials that the payer considers qualified.

C. In case of the refund of the counterparty account, the Lender fails to timely pay the borrowed funds according to the payment entrusted by the borrower, the Lender shall not assume any liability and the repayment obligations of the Borrower under this Contract shall not be affected. The Borrower hereby authorizes the Lender to freeze the amount returned by the counterparty account bank. In this case, the Borrower shall resubmit the relevant transaction materials such as the payment entrustment and the use certificate materials.

(4) The borrower shall not avoid the entrusted payment by the lender by breaking it up into pieces.

4. After the loan funds are issued, the borrower shall timely provide the use records and materials of the loan funds according to the requirements of the lender, The aforementioned materials to be provided include, but are not limited to /.

5. In any of the following circumstances, the lender shall have the right to redefine the issuance and payment conditions of the loan or stop the issuance of the borrowing funds release and payment:

(1) The borrower violates this contract and avoids the entrusted payment by the lender by breaking it into pieces:

(2) The borrower’s credit status declines or the profitability of the main business is not strong;

(3) abnormal use of borrowing funds;

(4) The borrower fails to provide the records and materials of the use of the loan funds in time as required by the lender;

(5) The borrower shall pay the loan funds in violation of this Treaty.

Article 8. Repay

1. The borrower shall designate the following account as the capital withdrawal account, and the borrower’s capital withdrawal shall be entered Page 5 of 1 3 pagesPage 5 of 1 3 pages into the account. The Borrower shall timely provide the inflow and exit of funds in the account. The lender has the right to require the borrower to explain the large amount and abnormal inflow and outflow of funds in the capital withdrawal account and to supervise the account.

Account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

2. Unless otherwise agreed by both parties, the Borrower shall repay the loan hereunder according to the repayment plan (1):

(1) Return all the loan under this contract on the expiration date of the loan term.

(2) Return the loan hereunder according to the following repayment plan

Repayment time	Repayment amount
October 26, 2024	¥2,000,000
December 26, 2024	¥3,000,000

(3) Other repayment plans: /

If the borrower needs to change the above repayment plan, it shall submit a letter to the lender before the corresponding loan is due For the application, the change of the repayment plan shall be confirmed in writing by both parties.

3. Unless otherwise agreed by the parties, the borrower defaults on the principal and interest of the loan and the realization of the creditor’s rights at the same time Next, the lender shall have the right to determine the order of repayment of principal or interest and the realization of the debt; the right to determine the order of the repayment of the borrower; if there are multiple due loan contracts between the borrower and the Lender, the lender shall have the right to determine the contract order for each repayment of the borrower.

4. Unless otherwise agreed by both parties, the borrower may repay the loan in advance, but the bank shall notify the lender in writing 10 working days in advance. The amount of prepayment is first used to repay the last loan due, with repayment in reverse order. For the application of single compound interest combination interest, if involving repayment in advance or part of repayment in advance, the interest corresponding to the principal of repayment in advance should be settled in a lump sum.

5. The borrower shall follow the following requirements: (1)Repayment.

(1) The borrower shall deposit the full amount in the following repayment account within 10 working days no later than before the maturity of each principal and interest For repayment, the lender has the right to deduct the money from the account on the maturity date of each principal and interest.

Reayment account name: Beijing Hexian Lianjing Technology Co., LTD

Account number: 348073855404

(2) Other repayment methods agreed upon by both parties: /

Article 9 Guarantee

1.The guarantee method of the debts under this Contract is: cause Beijing Haidian Technology Enterprise financing guarantee Co. LTD shall provide joint and several liability guarantee and sign the corresponding guarantee contract.

2. If the event occurs to the borrower or the guarantor that the lender thinks may affect its ability to perform the contract, or the guarantee contract becomes no Effect, cancellation or release, or the borrower, the guarantor financial condition deterioration or involved in a major litigation or arbitration case, or the borrower, guarantor account is sealed, or for other reasons may affect its performance ability, or the guarantor in guarantee contract or other contract between the lender, or collateral depreciation, damage, loss, seizure, weakening or loss of the guarantee value, the lender is right to demand, and the borrower is obliged to provide new guarantee, replace the guarantor to guarantee the debt under this contract.

Article 10 Invoice issuance

1. The borrower may apply to the Lender for the issuance of VAT invoice (VAT ordinary invoice) after the Lender confirms the receipt of the payment, The lender shall issue the VAT invoice to the borrower after receiving the application for the VAT invoice.

2. The borrower may apply for issuing a VAT invoice to the corresponding business handling agency or any other institution designated by the lender.

3. The borrower shall confirm that the payer, the contract signer and the purchaser listed in the VAT invoice are the same tax payer. If the inconsistency occurs and the borrower fails to enter the account or deduct the input tax according to law, the relevant losses shall be borne by the borrower himself.

4. If the borrower loses the invoice after obtaining, the lender does not need to issue the VAT invoice to the borrower.

5. If the lender provides a discount to the borrower through negotiation, the amount of VAT invoice issued shall be subject to the price after the discount.

6. If the lender provides services for the borrower free of charge, the lender will not provide the VAT invoice.

7. If the lender issues a VAT invoice to the borrower, the borrower shall timely check the invoice information. If the invoice information is incorrect, the borrower shall timely apply to the lender for reissuing the VAT invoice.

Article 11 Statement and Commitment

1. The Borrower declares as follows:

(1) The borrower shall be legally registered and legally existing, and shall have the full civil rights capacity required for the signing and performance of this Contract capacity for action;

(2) The signing and performance of this Contract is based on the true intention of the Borrower, and has obtained legal and effective authorization in accordance with the requirements of its articles of Association or other internal management documents, and will not violate any agreement, contract and other legal documents binding on the Borrower; The Borrower has or will obtain all relevant approval, permission, filing or registration required for the signing and performance of this Contract;

(3) All the documents, financial statements, vouchers and other materials provided by the Borrower to the Lender under this Contract are true Solid, complete, accurate and effective;

(4) The transaction background of the borrower’s application for the narrative business of the lender is true and legal, does not involve money laundering, terrorist financing, proliferation of weapons of mass destruction financing, tax evasion, fraud and other illegal purposes, and does not violate the United Nations, China and other applicable sanctions;

(5) The Borrower does not conceal from the Lender any events that may affect the financial position and performance capacity of the Borrower and the guarantor;

(6) The borrower and the loan project meet the national environmental protection standards, and the energy consumption and pollution announced and identified by the relevant national departments For enterprises and projects with outstanding problems and ineffective rectification, there is no energy consumption and pollution risk;

(7) The purpose of the loan and the source of repayment are true and legal;

(8) Other matters stated by the Borrower: /

2. The Borrower undertakes to be as follows:

(1) Regularly or timely submit its financial statements (including but not limited to annual, quarterly and monthly statements) to the Lender and other relevant information as required by the Lender; the Borrower ensures that it continuously meets the following financial indicators: /

(2) If the Borrower has or will enter into a countersecurity agreement or similar agreement with the Contract guarantor for its warranty obligations, such The Agreement will not prejudice any rights of the Lender under this Contract;

(3) Accept the credit inspection and supervision of the lender, and give sufficient assistance and cooperation; if the borrower pays independently, it shall Regularly summarize and report the payment and use of the loan funds as required by the lender. The specific summary and report time is:: /

(4) In the event of merger, division, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of material assets and creditor’s rights, and other matters that may adversely affect the borrower’s solvency, the written consent of the lender shall be obtained in advance;

The Borrower shall promptly notify the Lender of the following circumstances:

A. Change of the articles of association, business scope, registered capital and legal representative of the borrower or the guarantor company;

B. Conduct any form of joint venture, joint venture with foreign investors, cooperation, contracted operation, restructuring, restructuring, planned listing and other modes of operation change;

C. Involin a major litigation or arbitration case, or the property or security is seized, seized or supervised, or set up new security on the security;

D. Closing, dissolution, liquidation, suspension of business for rectification, cancellation, revocation of business license, (being) application for bankruptcy, etc.;

E. Shareholders, directors and current senior management personnel are suspected of major cases or economic disputes;

F. The borrower defaults under other contracts;

G. Business difficulties and the deterioration of their financial conditions.

(5) The order of repayment of the borrower’s debts to the lender takes precedence over the borrowing of the shareholders of the borrower to the lender, and is no less than the similar debts of other creditors; In addition, the borrower shall not return the loan to the shareholders from the commencement of the Contract until the completion of the contract;

(6) The dividend and dividend of the borrower to the shareholders shall not exceed 50% of the dividend and dividend of the borrower to the borrower’s after-tax profit;

(7) The borrower does not dispose of its own assets in a way that reduces its solvency. It also undertakes that the total amount of its external guarantee shall not be higher than 0.5 times of its own net assets, and the total amount of its external guarantee and the amount of its single guarantee shall not exceed the limit stipulated in its articles of association;

(8) The borrower shall not transfer the loan funds under this Contract to the account with the same name and the related party account, except for the purposes agreed herein or agreed by the lender. For the transfer of the borrower’s account with the same name or the transfer of the related party, the borrower shall provide corresponding supporting materials;

(9) The borrower does not cooperate, promise, or allow the guarantee liability in any form for the borrower to intercept or apply the funds borrowed by the borrower from the lender;

(10) The borrower will not cooperate, promise or allow the borrower in any form in the future process of cooperation with the lender Beijing Zhongguancun Science and Technology Financing Guarantee Co., Ltd., which bears the guarantee liability, retains and applies the funds borrowed by the borrower from the lender

(11) The lender has the right to recover the loan in advance according to the withdrawal of the borrower’s funds;

(12) The Borrower shall submit its environmental (climate), social and governance risk report to the Lender. The Borrower represents and warrants enhanced environmental (climate), social and governance risk management and undertakes to accept the supervision of the Lender. The Borrower’s breach of the foregoing agreement shall constitute or be deemed to be an event of breach under this Contract, and the Lender may take remedy measures for breach in accordance with the provisions herein;

(13) Cooperate with the Lender in carrying out due diligence, to provide and update the information of the Institution and its beneficial owner, and to provide the background information about the transaction;

(14) Other matters promised by the Borrower: /

Article 12 Disclosure of related party transactions within the borrower’s group

The two parties agree that the following clause applies1 clause:

1. The Borrower is not a Group customer determined by the Lender in accordance with the Risk Management Guidelines for Credit Extension Business of Commercial Bank Group Customers (hereinafter referred to as the “Guidelines”).

2. The borrower is a Group customer determined by the Lender in accordance with the Risk Management Guidelines for Credit Extension Business of Commercial Bank Group Customers (hereinafter referred to as the “Guidelines”). The Borrower shall timely report to the Lender the situation of related transactions of more than 10% of the net assets, including the related relationship of the parties, the transaction items and the nature of the transaction, the amount or corresponding proportion of the transaction, and the pricing policy (including transactions with no amount or only a symbolic amount).

Under any of the following circumstances, the lender shall have the right to unilaterally decide to stop paying the unused loan by the borrower and to recover part or all of the principal and interest of the loan: to obtain bank funds or credit for major merger, acquisition and reorganization; the lender considers may affect the security of the bank claims through related transactions; other circumstances specified in Article 18 of the Guidelines.

Article 13 Event of breach of contract and handling

One of the following shall constitute or be deemed to be an event of default of the Borrower hereunder:

1. The borrower fails to perform its payment and repayment obligations to the Lender as agreed herein;

2. The Borrower fails to use the loan funds in the manner agreed herein or fails to use the obtained funds for the purposes agreed herein; or the Borrower uses the loan funds for loan transfer or purchase other, financial product arbitrage; or the Borrower illegally adds the hidden debts of the local government;

3. The statement made by the Borrower in this Contract is untrue or violates its commitments made in this Contract;

4. In the case of paragraph 2 (4) of Article 11 hereof, the lender considers may affect the borrower or

The financial condition and performance ability of the guarantor, but the borrower fails to provide a new guarantee or replace the guarantor in accordance with the provisions of this contract;

5. The borrower’s credit status declines, or the borrower’s profitability, solvency, operating capacity and cash flow deteriorate, breaking through the index constraints agreed herein or other financial agreements;

6. The borrower defaults under other contracts with the Lender or other institutions of Bank of China Limited;

7. The guarantor violates the provisions of the guarantee contract or between the lender or other institutions of Bank of China Limited Events of default under other contracts of:

8. The borrower terminates business or has dissolution, cancellation or bankruptcy;

9. The borrower is involved in or may be involved in major economic disputes, litigation, arbitration, or its assets are sealed up, detained or enforced, or is investigated and investigated by judicial authorities or tax, industrial and commercial administrative authorities or takes punitive measures according to law, which has or may affect the performance of its obligations under this Contract;

10. Abnormal changes, disappearance of the main investors or personal freedom investigated by judicial authorities or restricted according to law, which has or may affect the performance of its obligations under this Contract;

11. The Lender shall conduct the financial position and performance capacity of the Borrower for each year (i. e., each full one year from the effective date of this Contract). During the audit, it is found that there may affect the financial condition and performance ability of the borrower or the guarantor;

12. The large amount or abnormal capital inflow and outflow occur in the designated capital withdrawal account, and the borrower fails to provide the explanatory materials approved by the lender;

13, energy saving engineering construction lag, energy saving technology and equipment appear serious defects, the main facilities or equipment stop production lead to energy load dropped sharply, the actual energy saving is significantly lower than the forecast, energy saving income cannot timely return designated account, the borrower involved in folk lending, without the consent of the lender foreign guarantee or borrow new debt, the main financial indicators seriously deteriorated;

14. The Borrower refuses to cooperate with the Lender in due diligence, the Borrower or its transactions / counterparties are suspected of money laundering, terrorist financing, nuclear weapons proliferation, violation of applicable sanctions and other illegal acts, or the Borrower and the guarantor are included in the list of sanctions or sanctions of the United Nations, China and other applicable sanctions;

15. The borrower has violated items 9 and 10 of Paragraph 2 of Article 11;

16. The borrower breaches other provisions in this contract on the rights and obligations of the parties. In the event of an event of default specified in the preceding paragraph, the lender shall have the right to take the following measures separately or at the same time depending to the specific circumstances:

In the event of an event of default specified in the preceding paragraph, the lender shall have the right to take the following measures separately or at the same time depending to the specific circumstances:

1. Ask the borrower and the guarantor to correct their default within a time limit;

2. Fully and partially reduce, suspend, cancel or terminate the credit line to the borrower;

3. Fully or partially suspend or terminate the application of the Borrower’s withdrawals under other contracts between this Contract and the Borrower and the Lender; fully or partially suspend or cancel, terminate, pay and handle the loans and trade financing that have not yet been issued;

4. Announce the outstanding loan / trade financing amount under this Contract and other contracts between the Borrower and the Lender Interest and other amounts payable in all or in part are due immediately;

5. Terminate or rescind this Contract, terminate or terminate other contracts between the borrower and the Lender in whole and in part;

6. Request the borrower to compensate for the losses caused to the lender due to its default, including but not limited to the realization of the creditor’s rights Loss of legal costs, attorney’s fees, notary fees, execution fees and other related expenses;

7. The amount opened in the account of the Borrower of the Lender and other institutions of Bank of China Limited shall be deducted to pay off all or part of the debts incurred by the Borrower to the Lender under this Contract. The outstanding amounts in the account are deemed to be due in advance. If the currency of the account is different from the currency of the lender’s business, it shall be converted into the foreign exchange rate applicable to the lender at the time of deduction;

8. Exercise of the real right of security;

9. Ask the guarantor to bear the guaranty responsibility;

10. If the borrower violates items 9 and 10 of Paragraph 2 of Article 11, the lender shall have the right to:

(1) To declare the fundamental default of the borrower;

(2) Unilaterally declare the termination of the cooperation with the borrower;

(3) The borrower is required to pay off the principal and interest of the loan in advance, whether it is intercepted by Beijing Haidian Technology Enterprise financing guarantee Co. LTD The proportion of the borrowing funds in all the borrowed funds;

11. Other measures deemed necessary and possible by the Lender.

Article 14 the rights are reserved

If either party fails to exercise part or all of the rights hereunder, or fails to require the other party to perform or assume part or all of its obligations Liability does not constitute a waiver of such right or an exemption from such obligation or liability.

Any tolerance, extension or delay of the exercise of the rights under this Contract by one party to the other party shall not affect the hereunder No right enjoyed by laws and regulations shall not be deemed as a waiver of such right.

Article 15 Modification, modification and termination

This contract may be modified or modified in writing upon the mutual agreement of both parties. Any change or modification shall constitute an integral part of this Contract.

Unless otherwise provided by laws and regulations or agreed by the parties, before the completion of the rights and obligations under this contract No termination.

Unless otherwise provided for by laws and regulations or otherwise agreed upon by the parties, the invalidity of any provision of this Contract shall not affect the legal effect of any other provisions

Article 16 Application of law and dispute resolution

This Contract is governed by the laws of the People’s Republic of China.

After this Contract comes into force, both parties may cooperate with any disputes arising from or from the conclusion and performance of this Contract in connection with this Contract Business solution. If the negotiation fails, either party may adopt the following one 2 To solve the problem by some means:

1. Arbitration.submit to

•	The China International Economic and Trade Arbitration Commission

•	Beijing Arbitration Commission(Beijing International Arbitration Center)

•	/ arbitration commission

According to the arbitration rules in force at the time when the arbitration application is submitted, in the / (The place of arbitration) for arbitration. The arbitration award is the final shall be binding on all parties.

2. Litigation. The parties may choose the Chinese court to settle the problem through litigation through negotiation.

•

Bank of China Limited to the lender or exercising its rights and obligations in accordance with this Contract or individual agreement The people’s court in the place where the institution has its domicile brings a suit.

•	To the International Commercial Court of the Supreme People’s Court (international commercial disputes with the target amount of more than RMB 300 million yuan).

•	Bring a suit with the people’s court having jurisdiction according to law.

During the dispute settlement period, if the dispute does not affect the performance of any other provisions of this Contract, such other provisions shall continue to be performed.

Article 17 Attachment

The following annexes and other annexes jointly confirmed by both parties shall constitute an integral part of this Contract and shall have the same legal effect as this Contract.

1. Application form for withdrawal;

2. Notification Letter of Analized Interest Rate of Loan;

Article 18 Other provisions

1. Without the written consent of the lender, the borrower shall not assign any rights and obligations hereunder to a third party.

2. If the Lender needs to entrust other institutions of Bank of China Limited to perform the rights and obligations hereunder due to business needs, or assign the loan business under this Contract to other institutions of Bank of China Limited to undertake and manage, the Borrower recognizes this. Other institutions of Bank of China Limited authorized by the Lender or other institutions of Bank of China Limited undertaking the loan business hereunder shall have the right to exercise all the rights hereunder and settle disputes hereunder In the name of the agency, it shall file a lawsuit with the court, submit it to the arbitration institution for adjudication or apply for enforcement.

3. Under the circumstances without affecting other provisions herein, this Contract shall be the successor and transferee to both parties and their successors according to law Each person is legally binding.

4. Unless otherwise agreed, both parties shall specify the domicile place specified in this contract as the communication and contact address, and both parties shall confirm the valid service address. The scope of application includes the delivery of various notices, contract and other documents during the performance of the contract, the service of relevant documents and legal documents in case of disputes over the Contract, and the service of first instance, second instance, retrial and execution procedures after the dispute goes into arbitration and civil proceedings.

If there is any change in the above address, the changing party shall inform the other party of the changed address in writing 10 working days in advance. In arbitration and civil proceedings, either party shall change its address and perform the obligation of serving the change of address to the arbitration institution or the court. If either party fails to perform the notice obligation in the foregoing manner, the service address confirmed herein shall still be regarded as the valid service address.

Due to the inaccurate service address provided or confirmed by one party, the other party after the service address is changed .If the legal document is not actually received by the party, the date of return shall be regarded as the date of service; if the date of return shall be regarded as the date of service.

5. The transactions under this Contract shall be conducted on the basis of their respective independent interests. If, according to the relevant laws, regulations and regulatory requirements, the other parties to the transaction constitute related parties or related persons of the lender, each party shall not seek to use such related relationship to affect the fairness of the transaction.

6. The title and business name in this Contract shall be used only for the convenience of reference and shall not be used for the contents of the terms and the parties Interpretation of the rights and obligations.

7. The Lender has the right to provide the information related to this Contract and other relevant information of the borrower to the basic financial credit information database and other credit information databases established according to the financial information for qualified institutions or individuals to inquire and use according to law. The Lender shall also have the right to inquire the relevant information of the borrower through the basic database of financial credit information and other legally established credit information database for the purpose of the conclusion and performance of this Contract.

8. In case of statutory holidays, the withdrawal date and repayment date, it will be postponed to the first working day after the holidays.

9. If the Lender fails to perform the Contract or perform the Contract in accordance with this Contract due to changes in laws, regulations, regulatory provisions or requirements of the regulatory authorities, the Lender shall have the right to terminate or change and perform the Contract in accordance with laws, regulations, regulatory provisions or required by the regulatory authorities. If the contract is terminated or changed due to such reasons, causing the Lender to perform or perform according to this Contract, the Lender shall be exempted from liability.

10. The borrower may consult with this contract and the business and charges hereunder through the telephone number of the lender listed herein Inquiry and complaint.

Article 19 The contract becomes effective

This contract shall come into force upon being signed and sealed by the legal representatives (responsible person) or the authorized signatories of both parties. This contract is made in quadruplicate, with each party holding two copies and the guarantee company holding two copies. It has the same legal effect.

Borrower: Beijing Hexian Lianjing Technology Co., LTD

Authorized signatory:

December 19, 2023

Lender: Bank of China Limited Beijing Xuanwu branch

Authorized signatory:

December 19, 2023

Attached is the notification letter of the annualized interest rate of borrowing

Number: /

Deliver:  /     (borrower)

1. Our bank has signed the Working Capital Loan Contract with your company. Under the above contract, as the lender, the annualized interest rate of the loan provided to your company is / .

(1) The interest on the loan calculated according to the loan interest rate stipulated in paragraph 1 of Article 4 of the aforementioned contract ;

(2) the expenses directly related to the loan stipulated in the aforementioned contract / treaty (if not applicable, they shall be deleted)

(3) All kinds of expenses directly related to the loan as agreed in the number signed by your company and our bank. (Delete if not applicable)

2. As an annex of the aforementioned contract, this notification constitutes an integral part of it and has the same legal effect as the aforementioned contract. Unagreed matters shall be subject to the provisions of the aforementioned contract.

lender:

Authorized signatory: